Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined balance sheet as of March 31, 2008, gives effect to the acquisition of Carmichael by SunLink as if it had occurred on March 31, 2008. The following unaudited pro forma combined statement of earnings for the year ended June 30, 2007 and nine months ended March 31, 2008 gives effect to the merger as if it had occurred on July 1, 2006.

The aggregate purchase price of $24,000,000 paid by SunLink to acquire Carmichael consisted of $19,000,000 cash, $3,000,000 in the form of a promissory note and $2,000,000 in the value of 334,448 common shares of SunLink.

In connection with the acquisition, SunLink entered into a new $47,000,000 credit facility, a portion of the proceeds of which have been applied to repay SunLink’s existing debt, complete the acquisition of Carmichael’s and to pay costs and expenses relating to the refinancing and Carmichael’s transactions and the balance of which will be available for working capital purposes. The seven-year credit facility is comprised of a $12,000,000 revolver with interest at LIBOR plus 3.50% and a $35,000,000 million term loan amortizable over 20 years with interest at LIBOR plus 5.07%. In connection with the closing of the Carmichael’s transaction and repayment of its existing credit facility, SunLink drew-down a total of $40,500,000 under the new credit facility. The financing costs will be amortized over the life of the debt agreements with the exception of the annual fee which will be expense ratably over the guarantee period.

The pro forma adjustments are based upon available information and certain assumptions that SunLink believes are reasonable under the circumstances. The pro forma financial information is not necessarily indicative of the operating results or financial position that would have been achieved had the exchange been consummated on the dates indicated and should not be construed as representative of future operating results or financial position. The pro forma financial should be read in conjunction with the financial statements and notes thereto in SunLink’s Annual Report on Form 10-K for the year ended June 30, 2007.

The pro forma adjustments were applied to be respective historical financial statements to reflect and account for the exchange price using the purchase method of accounting. The aggregate purchase price will be allocated to the tangible and intangible assets acquired and liabilities assumed of Carmichael based on their respective fair values. The allocation of the aggregate is preliminary. The actual purchase accounting to reflect the fair value of the assets acquired and liabilities assumed will be based upon valuation studies and SunLink’s evaluation of such assets and liabilities as of the actual closing date. Accordingly, the pro forma financial information presented herein is subject to change pending financial position as of the date of the merger and final purchase price allocations. Based upon the initial purchase price allocation, there is no goodwill. Management does not believe the final purchase price allocation will change materially from the preliminary purchase price allocation.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of March 31, 2008

(All amounts in thousands)

	Historical
	SunLink March 31, 2008	Carmichael April 22, 2008	Pro Forma Adjustments		Pro Forma Results
Current Assets:
Cash and cash equivalents	$1,576	$189	$355	(a)	$2,120
Receivables, net	17,715	5,052	—		22,767
Inventory	2,822	1,868	—		4,690
Deferred income tax asset	5,950	—	—		5,950
Prepaid expenses and other	3,615	10	(128	)(b)	3,497

Total Current Assets	31,678	7,119	227		39,024

Property, plant and equipment, net	49,967	2,015	144	(j)	52,126
Goodwill & Intangible assets	2,944	1,459	17,909	(k)	22,312
Other noncurrent assets	1,265	2	1,715	(c)	2,982

Total Assets	$85,854	$10,595	$19,995		$116,444

Current Liabilities:
Accounts payable	$8,075	$2,608	$(96	)(d)	$10,587
Revolving advances	10,445	—	(4,945	)(e)	5,500
Third-party payor settlements	2,797	—	—		2,797
Current maturities of long-term debt	785	9	1,224	(f)	2,018
Other current liabilities	10,728	801	(111	)(g)	11,418

Total Current Liabilities	32,830	3,418	(3,928)		32,320

Long-term debt	7,087	1	29,099	(h)	36,187
Other long-term liabilities	7,669	—	—		7,669
Miniority interest	615	—	—		615

Shareholders’ Equity:
Common shares	3,798	2	165	(i)	3,965
Additional paid-in capital	9,293	3	1,830	(i)	11,126
Retained earnings	25,125	7,171	(7,171	)(i)	25,125
Accumulated other comprehensive loss	(563)	—	—		(563)

Total Shareholders’ Equity	37,653	7,176	(5,176)		39,653

Total Liabilities and Shareholders’ Equity	$85,854	$10,595	$19,995		$116,444

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS

FOR THE NINE MONTHS ENDED MARCH 31, 2008

(Amounts in thousands, except per share amounts)

	Historical
	SunLink Nine Months Ended March 31, 2008	Carmichael Nine Months Ended March 31, 2008	Pro Forma Adjustments		Pro Forma Results
Net revenues	$114,612	$33,158	$—		$147,770

Cost of goods sold	—	22,537	—		22,537
Salaries, wages and benefits	54,357	5,243	—		59,600
Provision for bad debts	16,871	1,700	—		18,571
Other operating expenses	35,817	2,482	—		38,299
Depreciation and amortization	3,841	392	589	(l)	4,822

Operating profit	3,726	804	(589)		3,941

Interest expense	(1,264)	(6)	(1,286	)(m)	(2,556)
Interest income	47	43	—		90

Earnings from Continuing Operations before Income Taxes	2,509	841	(1,875)		1,475

Income taxes	1,079	—	(666	)(n)	413

Earnings from Continuing Operations	$1,430	$841	$(1,209)		$1,062

Earnings per Share from Continuing Operations:

Basic	$0.19				$0.14

Diluted	$0.18				$0.13

Weighted-average common shares outstanding:

Basic	7,524		334	(o)	7,858

Diluted	7,792		334	(p)	8,126

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS

FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands, except per share amounts)

	Historical
	SunLink Fiscal Year Ended June 30, 2007	Carmichael Twelve Months Ended May 31, 2007	Pro Forma Adjustments		Pro Forma Results
Net revenues	$143,645	$35,996	$—		$179,641

Cost of goods sold	—	23,855	—		23,855
Salaries, wages and benefits	70,475	6,409	—		76,884
Provision for bad debts	19,580	913	—		20,493
Other operating expenses	44,776	2,407	—		47,183
Depreciation and amortization	4,400	454	785	(q)	5,639

Operating profit	4,414	1,958	(785)		5,587

Interest expense	(1,462)	(7)	(3,013	)(r)	(4,482)
Interest income	69	70	—		139

Earnings from Continuing Operations before Income Taxes	3,021	2,021	(3,798)		1,244

Income taxes	1,444	—	(705	)(s)	739

Earnings from Continuing Operations	$1,577	$2,021	$(3,093)		$505

Earnings per Share from Continuing Operations:

Basic	$0.21				$0.07

Diluted	$0.20				$0.06

Weighted-average common shares outstanding:

Basic	7,397		334	(o)	7,731

Diluted	7,810		334	(p)	8,144

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

4. PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

(a)	Adjustments to cash
	Proceeds of new Credit Agreement term loan	$35,000
	Proceeds of new Credit Agreement revolver drawn at closing	5,500
	Repayment of old Credit Agreement term loan and accrued interest	(7,712)
	Repayment of old Credit Agreement revolving loan and accrued interest	(10,507)
	Cash payment for Carmichael Acquisition at closing	(18,750)
	New Credit Agreement fees paid at closing	(2,115)
	SunLink acquisition costs paid at closing	(1,061)

		$355

(b)	Adjustments to Prepaid expenses and other
	New Credit Agreement fees paid at closing - current portion	$302
	Write-off of unamortized old Credit Agreement costs and fees	(180)
	Adjust for use of deposit to Carmichael owners which offset against purchase price	(250)

		$(128)

(c)	Adjustments to other noncurrent assets
	New Credit Agreement fees paid at closing - long term portion	$1,813
	Write-off of unamortized old Credit Agreement costs and fees	(98)

		$1,715

(d)	Adjustments to Accounts payable
	Payment of accrued interest and fees for old Credit Agreement	$(96)

(e)	Adjustments to Revolving advances
	Repayment of old Credit Agreement revolving loan	$(10,445)
	Proceeds of new Credit Agreement revolver drawn at closing	5,500

		$(4,945)

(f)	Adjustments to Current maturities of long-term debt
	Repayment of old Credit Agreement term loan - current maturities	$(667)
	Repayment of Carmichael debt by seller at closing	(9)
	Proceeds of new Credit Agreement term loan - current maturities	1,750
	Issuance of seller note in Carmichael acquisition - current maturities	150

		$1,224

(g)	Adjustments to Other current liabilities
	Current tax benefit of write-off of unamortized old Credit Agreement costs and fees	$(111)

		$(111)

(h)	Adjustments to Long-term debt
	Repayment of old Credit Agreement term loan - long-term portion	$(7,000)
	Repayment of Carmichael debt by seller at closing	$(1)
	Proceeds of new Credit Agreement term loan - long-term portion	33,250
	Issuance of seller note in Carmichael acquisition - long-term portion	2,850

		$29,099

(i)	Equity adjustment as follows:
	Common shares:
	Elimination of Carmichael shares in merger	$(2)
	Issuance of 334.448 shares for Carmichael shares ($0.50 par value)	167

		$165

	Additional paid-in capital:
	Elimination of Carmichael additional paid-in capital in merger	$(3)
	Issuance of 334.448 shares for Carmichael shares ($5.98 fair value less $0.50 par value)	1,833

		$1,830

	Retained earnings:
	Eliminate Carmichael retained earnings in acquisition	$(7,171)

	Net Equity Adjustments	$(5,176)

(j)	Estimated fair value of property, plant and equipment of Carmichael in excess of historical cost	$144

(k)	Estimated fair value of intangible assets	$12,859
	Increase in goodwill on Carmichael acquisition calculated as estimated purchase price in excess of fair value of net assets acquired.	5,050

		$17,909

(l)	Depreciation and amortization increased based upon increased property, plant and equipment and amortizable intangible assets resulting from the preliminary purchase price allocation.

	Increase in Asset	Increase	Depreciable life, years	Three quarters expense	Additional Depreciation & Amortization Expense
	Furniture & Fixtures	$144	5	0.75	$22

	Intangible Assets	$12,859	17	0.75	567

					$589

(m)	Interest expense has been adjusted as follows:
		Average Debt	Interest Rate	Three quarters expense	Change in Interest Expense
	New Credit Agreement Term Loan	$33,469	7.87%	0.75	$1,977

	New Credit Agreement Revolving Loan	5,000	6.30%	$0.75	236

	Repayment of Prior Credit Agreement Term Loan				(524)

	Repayment of Prior Credit Agreement Revolving Loan				(450)

	Amortization of New Credit Agreement Loan Cost and Fees				293

	Amortization of Prior Credit Agreement Loan Costs and Fees				(246)

					$1,286

(n)	Income taxes has been adjusted as follows:
	Carmichael pretax earnings				$2,021
	Proforma adjustments pretax earnings				(3,798)

	Total pro forma pretax earnings				(1,777)
	Effective tax rate on earnings excluding permanent tax differences				37.5%

					$(666)

(o)	Basic earnings per share weighted average share adjustment:
	Additional SunLink shares issued at acquisition:
	Shares issued to Carmichael owner				334

					334

(p)	Diluted earnings per share weighted average share adjustment:
	Additional SunLink shares issued at acquisition:
	Shares issued to Carmichael owner				334

					334

(q)	Depreciation and amortization increased based upon increased property, plant and equipment and amortizable intangible assets resulting from the preliminary purchase price allocation

	Increase in Asset	Increase	Depreciable life, years	Additional Depreciation & Amortization Expense
	Furniture & Fixtures	$144	5	$29

	Intangible Assets	$12,859	17	756

				$785

(r)	Interest expense has been adjusted as follows:

		Average Debt	Interest Rate	Period of time loan in place	Change in Interest Expense
	New Credit Agreement Term Loan	$34,125	10.39%	1 year	$3,546

	New Credit Agreement Revolving Loan	5,000	8.82%	1 year	441

	Repayment of Prior Credit Agreement Term Loan				(799)

	Repayment of Prior Credit Agreement Revolving Loan				(248)

	Amortization of New Credit Agreement Loan Cost and Fees				391

	Amortization of Prior Credit Agreement Loan Costs and Fees				(318)

					$3,013

(s)	Income taxes has been adjusted as follows:
	Carmichael pretax earnings				$2,021
	Proforma adjustments pretax earnings				(3,798)

	Total pro forma pretax earnings				(1,777)
	Effective tax rate on earnings excluding permanent tax differences				39.7%

					$(705)